THE ARBOR FUND

                           GOLDEN OAK VALUE PORTFOLIO
                      GOLDEN OAK SMALL CAP VALUE PORTFOLIO
                               (GOLDEN OAK FUNDS)

       Supplement dated June 26, 2001 to the Prospectus dated May 31, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

UNDER THE HEADING "INVESTMENT ADVISER AND SUB-ADVISERS" ON PAGE 27, THE FOLLOWING INFORMATION SHOULD REPLACE THE ASSETS UNDER MANAGEMENT FOR SYSTEMATIC FINANCIAL MANAGEMENT, L.P.:

As of March 31, 2001, Systematic had assets under management for Systematic of approximately $3.4 billion.

Under the heading "Portfolio Managers" on page 28, the following information should replace the biography for Ken Burgess:

Kenneth W. Burgess, CFA serves as Managing Director and Portfolio Manager of Systematic. He specializes in cash flow analysis and devotes his efforts solely to the portfolio management and analysis of small cap equities. Mr. Burgess co-manages the Golden Oak Small Cap Value Portfolio with Mr. Joshi and has been with Systematic since 1993.

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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.